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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 14, 2007
                               (February 14, 2007)

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                            Arbor Realty Trust, Inc.
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             (Exact name of registrant as specified in its charter)

      Maryland                     001-32136                  20-0057959
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   (State or other               (Commission                (IRS Employer
   jurisdiction of               File Number)             Identification No.)
   incorporation)

        333 Earle Ovington Boulevard, Suite 900 Uniondale, New York 11553
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               (Address of principal executive offices) (Zip Code)

                                 (516) 832-8002
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            Arbor Realty Trust, Inc.
                           Current Report on Form 8-K

ITEM 8.01  OTHER EVENTS.

         On February 14, 2007, Arbor Realty Trust, Inc. (the "Company") issued a press release announcing that it entered into an agreement to dispose of the 450
W. 33rd Street property. A copy of the press release is attached hereto as
Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

         Exhibit Number
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               99.1     Press Release, dated February 14, 2007.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2007                       ARBOR REALTY TRUST, INC.


                                               By:    /s/ Walter K. Horn
                                                      --------------------------
                                               Name:  Walter K. Horn
                                               Title: General Counsel, Secretary
                                                      and Director of Compliance

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                                  EXHIBIT INDEX

Exhibit Number
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     99.1         Press Release, dated February 14, 2007.

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